Exhibit 10.2

Execution Version

EXTENSION AGREEMENT

JPMorgan Chase Bank, N.A.,
as Administrative
Agent under the Credit Agreement
referred to below
Loan & Agency Group
500 Stanton Christiana 3/Ops2
Newark, DE 19713
Attention: Emily Cousineau

With a copy to:

JPMorgan Chase Bank, N.A.
383 Madison Avenue, 24th Floor
New York, NY 10179
Attention: Matthew Massie

Ladies and Gentlemen:

Each undersigned Lender hereby agrees to extend, effective June 1, 2015 (the “Extension Effective Date”), its Termination Date under the Second Amended and Restated Credit Agreement, dated as of May 5, 2014, among Air Lease Corporation, the several banks and other financial institutions or entities from time to time parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) for one year to May 5, 2019 pursuant to Section 2.1(g) of the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

This Extension Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Matthew H. Massie
Title: Managing Director
Name: Matthew H. Massie

[Signature Page to Extension Agreement]

Mizuho Bank, Ltd., as a Lender

By:	/s/ Donna DeMagistris
Title: Donna DeMagistris
Name: Authorized Signatory

[Signature Page to Extension Agreement]

Sun Trust Bank as a Lender

By:	/s/ Doug Kennedy
Title: Vice President
Name: Doug Kennedy

[Signature Page to Extension Agreement]

BMO HARRIS BANK N.A. as a Lender

By:	/s/ Catherine Blaesing
Title: Catherine Blaesing
Name: Director

[Signature Page to Extension Agreement]

Citibank, N.A., as a Lender

By:	/s/ Maureen P. Maroney
Title: Maureen P. Maroney
Name: Vice President

[Signature Page to Extension Agreement]

FIFTH THIRD BANK, as a Lender

By:	/s/ Eric Oberfield
Title: Eric Oberfield
Name: Vice President

[Signature Page to Extension Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Scott Umbs
Title: Authorized Signatory
Name: Scott Umbs

[Signature Page to Extension Agreement]

Bank of America, N.A., as a Lender

By:	/s/ Jason Cassity
Title: Director
Name: Jason Cassity

[Signature Page to Extension Agreement]

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Will Eustis
Title: Will Eustis
Name: Director

[Signature Page to Extension Agreement]

Santander Bank, N.A., as a Lender

By:	/s/ Daniel O’Connor
Title: Managing Director
Name: Daniel O’Connor

[Signature Page to Extension Agreement]

MUFG Union Bank, N.A., as a Lender

By:	/s/ James Heim
Name: James Heim
Title: Vice President

[Signature Page to Extension Agreement]

CREDIT SUISSE AG, NEW YORK BRANCH, as a Lender

By:	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ Jack Madej
Name: Jack Madej
Title: Authorized Signatory

[Signature Page to Extension Agreement]

Commonwealth Bank of Australia, as a Lender

By:	/s/ James M. Miller
Title: James M. Miller
Name: Head of Americas Origination
Structured Asset Finance

[Signature Page to Extension Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

[Signature Page to Extension Agreement]

Morgan Stanley Senior Funding, Inc., as a Lender

By:	/s/ Michael King
Title: Michael King
Name: Vice President

[Signature Page to Extension Agreement]

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Michael King
Title: Michael King
Name: Authorized Signatory

[Signature Page to Extension Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Eric Chilton
Title: Eric Chilton
Name: Managing Director

By:	/s/ Robert Papas
Title: Robert Papas
Name: Director
Transportation Group-Aviation Finance

[Signature Page to Extension Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Justine Ventrelli
Title: Justine Ventrelli
Name: Vice President

By:	/s/ Thomas Jean
Title: Thomas Jean
Name: Director

[Signature Page to Extension Agreement]

DBS Bank Ltd., as a Lender

By:	/s/ Ong Sie Wei
Title: Senior Vice President
Name: Ong Sie Wei

[Signature Page to Extension Agreement]

U.S. Bank, National Association, as a Lender

By:	/s/ Gary P. Terrasi
Title: Vice President
Name: Gary P. Terrasi

[Signature Page to Extension Agreement]

Bank of the West, as a Lender

By:	/s/ David G. Kronen
Title: David G. Kronen
Name: Director

By:	/s/ Sidney Jordan
Title: Sidney Jordan
Name: Managing Director

[Signature Page to Extension Agreement]

Apple Bank for Savings, as a Lender

By:	/s/ Jonathan Byron
Title: Senior Vice President
Name: Jonathan Byron

[Signature Page to Extension Agreement]

City National Bank, as a Lender

By:	/s/ Eric Lo
Title: Eric Lo
Name: Vice President

[Signature Page to Extension Agreement]

Mega International Commercial Bank Co., Ltd New York Branch, as a Lender

By:	/s/ Angela Chen
Title: VP & Deputy GM
Name: Angela Chen

[Signature Page to Extension Agreement]

East West Bank, as a Lender

By:	/s/ Kandy Hung
Title: Director of Syndications
Name: Kandy Hung

[Signature Page to Extension Agreement]

One West Bank N.A., as Lender

By:	/s/ John Farrace
Title: EVP
Name: John Farrace

[Signature Page to Extension Agreement]

United Bank as a Lender

By:	/s/ David C. Paulson
Title: EVP, Head of Wholesale Banking
Name: David C. Paulson

[Signature Page to Extension Agreement]

Agreed and Accepted:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Matthew H. Massie
Title: Managing Director
Name: Matthew H. Massie

Agreed and Accepted:

Pursuant to the requirements of Section 2.1(g) of the Credit Agreement, we hereby confirm that:

(a)                                 The representations and warranties of the Borrower set forth in each of the Loan Documents to which it is a party or which are contained in any notice or certificate delivered in connection therewith are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Extension Effective Date, as if made on and as of each such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (provided that any representation or warranty that is qualified by materiality shall be true and correct in all respects) as of such earlier date; and

(b)                                 No Default or Event of Default has occurred and is continuing as of the Extension Effective Date.

AIR LEASE CORPORATION

By:	/s/ Gregory B. Willis
Title: Senior Vice President & Chief Financial Officer
Name: Gregory B. Willis